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                                  EXHIBIT 23.1



                        CONSENT OF DELOITTE & TOUCHE LLP









INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of First Security Corporation on Form S-8 of our report dated February 17, 1995, appearing in the Annual report on Form 10-K of First Security Corporation for the year ended December 31, 1994.


DELOITTE & TOUCHE LLP

Salt Lake City, Utah
June 21, 1995




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